Exhibit 99.1

Partnership Update / Capital Development & Growth Plans Winter 2008

Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation Topics History of HEP Strong Track Record Low Risk Profile Focused Growth Orientation Summary Appendix

Presentation Topics History of HEP Strong Track Record Low Risk Profile Focused Growth Orientation Summary Appendix

History of HEP July 2004: Formed as a Master Limited Partnership with an Initial Public Offering sponsored by Holly Corporation February 2005: Acquired pipeline & terminal assets from Alon USA July 2005: Acquired intermediate feedstock pipelines from Holly Corporation entities March 2008: Acquired crude oil gathering & trunk pipelines, crude oil storage assets, & several other logistics assets from Holly

HEP Assets: Current Footprint Over 1,700 miles of product pipelines Over 800 miles of crude gathering and trunk pipelines Approximately 1 million bbls of crude oil storage 11 Terminals & 2 truck loading rack facilities in 6 Western states Approximately 2 million bbls of refined product storage 70% Joint Venture interest in Rio Grande Pipeline Co-a product line moving LPG's from West Texas into Mexico

Presentation Topics History of HEP Strong Track Record Low Risk Profile Focused Growth Orientation Summary Appendix

Pipeline Volume Growth 2005 2006 2007 2008* East 159 189 205 272 In thousands Year over Year Pipeline Volume Growth *2008 equals 9 months Y-T-D

HEP Steady State EBITDA Pro Forma Growth from Contracted & Commenced Projects 12/31/07 EBITDA Run Rate HOC Dropdown Plains JV South System Expansion -- 2008 Pro Forma '09 EBITDA Run Rate East 67 67 87 89.6 0 20 2.6 10 100 Millions $100 million annual pro forma run rate expected to be achieved by Q2 2009 *EBITDA rate expected Q2 '09 w/ acquisition of Plains JV P/L & Navajo Refinery expansion to 100K BPD

Distributable Cash Flow Growth 2005 2006 2007 2008(E) East 41.8 47.2 51 58 Distributable Cash Flow (in millions) *'08 distributable cash flow estimated by using actual 9 months ended 9/30/08 of $43.4mm annualized for four full quarters

Distribution Growth 2005 2006 2007 2008 East 2.225 2.585 2.785 2.96 Annual Distributions per unit 1November '08 quarterly rate of $0.755/unit times 4 quarters equals $3.02 Distribution has been increased every quarter since IPO Current distribution (November '08) annual run rate: $3.021

Presentation Topics History of HEP Strong Track Record Low Risk Profile Focused Growth Orientation Summary Appendix

Low Risk Profile-Commodity Risk 100% fee based revenue stream Owns no inventories-no inventory price risk No commodity ownership risk or hedging requirements

Low Risk Profile-Revenue Stability Minimum quarterly commitments paid by major shippers even if shipments do not occur Long term (15-year) contracts in place with major customers Over 70% of total revenues tied to long term contracts and minimum commitments

Low Risk Profile-Revenue Stability In 2007, over $79 million of revenues was derived from minimum commitments under long-term contracts (approximately 75% of total revenues) After the crude pipeline and tankage acquisition in March 2008 and 2008 PPI related tariff adjustments, approximately $110 million of annual revenues derived from minimum commitments Minimum commitments ensure that even in the event of turnarounds or outages at refineries served by HEP that HEP would still be paid at least the minimum commitment, subject to certain exceptions including force majeure Minimum Annualized Counterparty Commitments (in mm)1 Term Type of Contract Holly - IPO Assets $41.2 2019 Minimum Revenue Commitment Alon USA - Lease Agreement $7.0 Multiple2 Capacity Lease Alon USA - Products Pipelines $22.0 2020 Minimum Volume Commitment Holly - Intermediate Pipelines $13.3 2020 Minimum Revenue Commitment Holly - Crude Pipeline and Tankage $26.7 2022 Minimum Revenue Commitment $110.2 1 As of July 1, 2008 2 Three capacity lease agreements, the earliest of which expires Feb 2012

Liquidity $300mm Credit facility expiring August, 2011 May increase $70mm upon bank approval & certain conditions being met Libor borrowing margin based upon Debt/EBITDA which ranges from 100bp to 250bp (anticipated to be 175bp to 200bp through 2009) $50mm sub-limit for LCs $20mm sub-limit for interim funding of distributions $105mm undrawn availability at 9/30 ($195mm borrowings outstanding with no LCs issued)

Debt Outstanding - 9/30/08 Amount ($mm) All-In Rate Comments 125 6.25% Senior notes due 2015 60 4.75% Senior notes swapped to floating in March 2005 for 10-yr term and swapped back to fixed in October 2008 for 5-yr term 171 3.74% + applicable Libor borrowing margin1 Credit facility borrowings swapped to fixed in Feb 2008 for 5-yr term 24 Variable1 Credit facility borrowings 380 1 Libor borrowing margin based on Debt/EBITDA and anticipated to be 175 bp to 200 bp through 2009

Presentation Topics History of HEP Strong Track Record Low Risk Profile Focused Growth Orientation Summary Appendix

# HEP Capital Projects

| Project | Plains JV | South System Expansion | UNEV P/L | Crude Delivery & Intermediate P/L Facilities |
|---|---|---|---|---|
| | Contracted & Commenced Projects | | Additional HEP Opportunity | |
| Description | ▪ 25% Interest – investment $25.5 million<br>▪ Brings needed relief to heavy crude capacity constraints for SLC refiners | ▪ Expand pipeline from Artesia, NM to El Paso, TX to transport additional volumes from Navajo refinery expansion and third party contract to transport iso – butane<br>▪ Brings increased volumes to HEP existing assets | ▪ 400 mile 12" pipeline; terminals in Las Vegas & Cedar City, UT<br>▪ New source of refined products for Las Vegas given California sourcing issues | ▪ 2 pipelines totaling approx. 135 miles of 16" pipeline connecting Centurion crude oil pipeline in West Texas with Holly's Navajo Refinery facilities<br>▪ Pump station additions & additions to existing HEP pipelines.<br>▪ Natural gas line conversion<br>▪ Adds 25,000 bpd of capacity between Navajo Lovington & Artesia facilities<br>▪ Delivers Canadian crude oil to Navajo Refinery |
| Project Sponsor | Plains / HEP | HEP | HOC | HOC |
| Estimated Capex | $28mm[1] | $48mm | $240mm[2] | $90-100mm |
| Estimated EBITDA | $3.5mm | $10mm | $23mm[2] | TBD[3] |
| Expected Completion Date | Q1 2009 | Q1 2009 | Q1 2010 | Q3 2009 |

HOLLY ENERGY PARTNERS

[1] *Includes Payment of $2.5mm to HOC.*
[2] *Represents HOC's 75% ownership share. Total capital expenditures of $300.0mm and total EBITDA of $31mm. HEP has an option to purchase HOC's interest in pipeline for 180 days from completion of project at HOC's cost plus 7% per annum interest.*
[3] *Negotiations underway between HEP & HOC.*

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Key HEP Strengths & Highlights: 100% fee based revenue business Long term contracts supporting revenue stream No commodity ownership risk or hedging requirements Well maintained assets serving high growth markets Senior management team averages over 25 years of industry experience Disciplined growth strategy Benefits from Holly's refining growth plan Conservative financial structure

Holly Energy Partners, L.P. (HEP) Holly Energy Partners, L.P. (NYSE: HEP) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 David G. Blair, Senior Vice President Bruce R. Shaw, Senior VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations

Appendix

Acquisition History: Alon USA Transaction, February 2005 Alon USA pipeline & terminal acquisition : (February 2005) 4 refined products pipelines aggregating 500 miles 2 refined product terminals with 350,000 bbls of storage Refined product tank farm facility Purchase price: $120 million in cash & 937,500 subordinated HEP units Approximate annual EBITDA of assets: $17 million 15-year pipeline & terminal agreement between Alon & HEP Guaranteed minimum volume commitment by Alon Annual increase in tariffs tied to PPI adjustment No commodity ownership risk - all fee based transportation & storage revenue

Acquisition History: Holly Intermediate Pipelines, July 2005 Holly intermediate feedstock / product pipelines : (July 2005) Two 65-mile parallel pipelines which move intermediate feedstock from Holly's Lovington, NM facility to its Artesia, NM facility 84,000 bpd of throughput capacity Purchase price: $81.5 million Approximate annual EBITDA of assets: $10 million 15-year intermediate pipeline agreement between Holly & HEP Guaranteed minimum volume/revenue commitment by Holly entities Increase in annual minimum revenue tied to PPI adjustment No commodity ownership risk - all fee based transportation & storage revenue

Acquisition of Holly Crude Oil & Product Transportation Assets, March 2008 In March 2008, HEP purchased from Holly: Crude oil delivery system to Navajo Refinery (New Mexico) Crude oil gathering system (Western Permian Basin) Jet fuel transportation pipeline and terminal storage (Roswell, NM) Crude oil delivery system to Woods Cross Refinery (Utah) Refinery on-site crude oil storage (Navajo & Woods Cross refineries) Refined product delivery pipeline (Woods Cross refinery) Purchase price - $180 million Revenues from Holly minimum revenue commitment - $25 million Pro forma initial annual EBITDA - $20 million No commodity ownership risk - all fee based transportation & storage revenue

Overview of Plains JV - Q1 2009 Description: 95-mile intrastate pipeline being constructed by Plains All American Pipeline Replaces previous HEP Porcupine Ridge Pipeline project Location: Transports crude from Wyoming and Utah and the Utah Terminus of the Frontier Pipeline into the Salt Lake City area Capacity: 120,000 barrels per day (initial light crude capacity) Significantly increases capacity to deliver heavy Canadian crude into SLC Provides excess crude delivery capacity for future SLC refinery expansions Investment: HEP will own a 25% JV interest Investment of $28 million in first quarter of 20091 EBITDA: $3.5 million, HEP's 25% share Completion Date: First quarter of 2009 Definitive agreements signed in November 2007 1Includes payment of $25.5mm to Plains and $2.5mm to Holly

Overview of South System Expansion - Q1 2009 Description: Expand capacity of pipeline from Artesia, NM to EI Paso, TX to transport increased volumes from Navajo due to refinery expansion from 85,000 bpd to 100,000 bpd Provides additional refinery feedstock transport capability (up to 10,000 bpd) 85 mile, new 12" pipe from Artesia to El Paso Additional storage at El Paso (150,000 bbls) Capex: Approximately $48 million Annual EBITDA: $10 million from increased tariffs & volumes1 Completion Date: Total project: First quarter of 2009 1Approximately $5million/year beginning in May 2008, with an additional $5 million/year in 2009

Overview of Las Vegas Pipeline - Q1 2010 Description: 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV Holly entity owns through construction phase HEP has option to purchase Holly's ownership interest Sinclair is 25% equity partner Benefits: Increased refined product supply to fast-growing market with consistent annual demand Lowers impact to refiners of seasonal demand reduction with wintertime months in local market New outlet for crude-cost-advantaged Rocky Mountain refiners Capacity: 62,000 bpd (expandable to 118,000 bpd) Capex: Approximately $240mm (Holly's 75% share of $300mm total project cost, plus carrying cost of 7% per annum) Estimated EBITDA: $23mm (75% share; initial annual EBITDA estimate) Completion Date: First quarter of 2010 Funding During the construction phase, Holly will fund construction payments At completion of construction, HEP will have option to purchase from Holly entity at cost plus a 7% carrying cost

Crude Delivery & Intermediate Pipeline Facilities* - Q3 2009 Description: 2 pipeline segments totaling approx. 135 mile 16" pipeline originating in Slaughter, TX, transporting crude oil to Navajo's Lovington facility, then continuing with crude transport to Navajo's Artesia facility. Pump station additions, piping changes & additions to existing HEP pipelines 50,000 bpd of capacity Holly entity to own during construction phase HEP expected to have option to purchase Benefits: Delivers heavy Canadian crude oil to Navajo Refinery Allows for additional feedstock transport between the Navajo facilities Capex: Approximately $90-100mm Estimated EBITDA: TBD* Completion Date: Third quarter 2009 *HEP & Holly currently negotiating terms & detailed economics

Minimum Commitments Overview-Deferred Revenue Classification Contracts with major customers have provisions requiring minimum annual commitment to be paid quarterly Minimum payments in excess of actual revenues produced from pipeline volume flows are recorded as deferred revenue on HEP's balance sheet Minimum payments are included in distributable cash calculations for the period received but not recognized in revenue Shippers have four calendar quarters to utilize deferred revenues paid to HEP as credit for shipments made above minimum required levels After four quarters, any remaining deferred revenue amount is then forfeited by the shipper and recognized by HEP as revenue in the current period-although no cash is received at this time (it was received four quarters prior to this accounting period)

Holly Energy Partners, L.P. (HEP) BPD: Barrels per day EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 2 to the table in "Item 6. Selected Financial Data" of HEP's 2007 10-K, filed February 15, 2008. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.